Supplement Dated December 31, 2019 to
Prospectus dated May 1, 2019 for
Protective Premiere II/III
Issued by
Protective Life Insurance Company
Protective Variable Life Separate Account
Effective immediately, annually updated prospectuses for the Protective Premiere II/III (“Policy”) will no longer be prepared or delivered. However, existing policy owners (“Owners”) will continue to receive other types of information in order to remain apprised of their investments and other activity occurring under their Policy. This information may include the following:

1.	Current prospectuses, annual and semi-annual reports, and other periodic reports or disclosure materials of the underlying Portfolios;

2.	Confirmations of Owner transactions; and

3.	Audited financial statements of Protective Life Insurance Company and the Protective Variable Life Separate Account.

For information about your Policy, you may contact us by writing Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or calling toll free at 800-456-6330.

This Supplement Should Be Retained with Your Prospectus for Future Reference.